UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2005

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



       Delaware                      000-24757                   56-1764501
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                2070 Route 52, Hopewell Junction, New York 12533
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (845)-838-7900

                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

     On May 3, 2005, our Board of Directors appointed Irwin Engelman as a director of eMagin Corporation. There are no understandings or arrangements between Mr. Engelman and any other person pursuant to which Mr. Engelman was selected as a director. Mr. Engelman does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. Furthermore, Mr. Engelman has never entered into a transaction, nor is there any proposed transaction, between Mr. Engelman and us.

     Irwin Engelman is currently a consultant to various industrial companies. From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc., a privately-held financial holding company. From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc. From 1978 until 1992, he previously served as executive officer of various public companies including YouthStream Media Networks, International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation, The Singer Company, and Xerox Corporation. He was admitted practice law in the State of New York in 1962. In addition, he was licensed as a CPA in the State of New Jersey in 1966. Mr. Engelman earned a BBA degree in Accounting from the Baruch School of Business Administration at the City College of New York in 1955 and a Juris Doctorate (J.D.) degree from Brooklyn Law School in 1961. Mr. Engelman is Chairman and President of the
National Corporate Theatre Fund and is a trustee and past president of the Baruch College Fund. He currently serves as a member of the board of directors of the Sanford B. Bernstein division of Alliance Capital and for New Plan Excel Realty Trust.


ITEM 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the ndersigned hereunto duly authorized.

                                       eMagin Corporation


Date: May 9, 2005                      /s/ Gary W. Jones
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                                       Gary W. Jones
                                       President and Chief Executive Officer